              ------------------------------------------------------------------
                                                   SALOMON BROTHERS

                                                   2008 WORLDWIDE DOLLAR
                                                   GOVERNMENT TERM TRUST INC

                                                   ANNUAL REPORT
                                                   July 31, 2001

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005


                                                            -------------------
                                                                 PRSRT-STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169
                                                            -------------------





                                                                  SBGANN 7/01

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

July 31, 2001

Dear Shareholders:

Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust"). We are pleased to provide this annual report as of July 31, 2001, which includes market commentary, a statement of the Trust's investments and financial statements.

During the 12 months covered in this report, the market price of the Trust increased to $9.80 per share from $9.00 per share. Net asset value decreased to $9.55 per share from $9.75 per share. Dividends from net investment income totaling $0.99 per share were paid during this period. Assuming reinvestment of these dividends in additional shares of the Trust, the total return on market price for the 12 months ended July 31, 2001, was 20.64% and the net asset value return was 8.34%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(1) returned 2.79% and the Salomon Smith Barney Mortgage Index(2) returned 12.49% for the same period.

EMERGING-MARKETS DEBT SECURITIES

Developments in Argentina and Brazil set the tone for emerging markets for the period. Argentina, the worst performer in the EMBI+, returned negative 23.97% and Brazil, perhaps suffering from Argentine contagion, returned a disappointing 2.09%. Combined, these two countries represent 41% of the EMBI+ market capitalization. Historically, weak performance from the largest EMBI+ components has dragged down returns across many countries. In contrast, the performance of many of the other emerging markets for the past 12 months was more balanced as 13 countries outperformed the Index, with 10 countries generating double-digit positive returns. The market's ability to view problems on a country-by-country basis and not extrapolate problems associated with specific countries into global risks is a positive development. The absence of large hedge-fund investors in the emerging-markets debt market has also helped promote overall market stability.

At the beginning of the Trust's annual period, the U.S. Federal Reserve Board's ("Fed") anti-inflationary bias, in effect through November 2000, had driven the federal funds rate ("fed funds rate")(3) up to 6.50%. In January 2001, the market received a boost as the Fed changed its focus from containing inflation to preventing a U.S. recession, and began easing rates. Rates were reduced 100 basis points(4), or 1.00%, in January and an additional 175 basis points in quick

---------------
 1 The EMBI+ is a total-return index that tracks the traded market for U.S.
   dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
 2 The Salomon Smith Barney Mortgage Index is the mortgage-backed securities component of the Salomon Smith Barney Broad Investment Grade Bond Index. Please note that an investor cannot invest directly in an index.
 3 The fed funds rate is the interest rate that banks with excess reserves at a
   Federal Reserve district bank charge other banks that need overnight loans. 4 A basis point is one one-hundredth of one percent, or 0.01%.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

succession from March through June 2001, bringing overnight rates to 3.75%. At its regularly scheduled August 21, 2001 meeting, the Fed, sensing continued U.S. economic softness, reduced rates another 25 basis points to 3.50%.

Oil prices, an important driver of value for emerging-markets debt, continued to remain high. Fiscal balances and monetary reserves improved substantially as high oil prices aided overall credit quality in oil-producing Russia, Venezuela, Colombia and Mexico. Prices fluctuated during the period, ranging from $23.88 to $31.04 and closing at $26.35 on July 31, 2001. OPEC is actively intervening to defend this price band. Its success may hinge largely on politics and, in particular, the continuing common interests and actions of Saudi Arabia, Venezuela and Iran. Stable or slightly weaker oil prices may modestly benefit major oil importers, without significantly undermining their very strong external and fiscal performance.

For the 12-month period ended July 31, 2001, volatility of returns on emerging-markets debt was 11.79%, which is substantially below historical levels. However, the combination of Turkish banking problems and Argentine recession triggered a recent increase in volatility.

Russian fixed-income securities returned 23.05% for the annual period as measured by the EMBI+. This country continues to experience prosperity as oil prices are driving the economy. Foreign reserves have swelled to $34.2 billion, up $6.3 billion through June of this year. Russia is an improving credit, which is best illustrated by a primary fiscal surplus of 8% of GDP generated in the first five months of this year. The period ended positively as the government and the International Monetary Fund ("IMF") made progress on structural reform objectives for 2001 that include tax reform, the introduction of a customs regime acceptable to the World Trade Organization, the reduction and streamlining of regulatory procedures and an improvement in accounting standards.

Mexican fixed-income securities returned 14.55% for the annual period as measured by the EMBI+. The fourth quarter of 2000 was dominated by political events as Vincente Fox was sworn in as president and completed the formation of his cabinet. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. We have maintained our exposure to Mexican debt since we believe it is one of the most stable countries in the emerging markets.

Venezuelan fixed-income securities returned 12.33% for the annual period, as measured by the EMBI+. Oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement over levels of a year earlier. One measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the country's level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. As a result, we have maintained our overweight position vs. the EMBI+ in Venezuelan debt instruments.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Brazilian fixed-income securities returned 2.09% for the period as measured by the EMBI+. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency negatively impacted the economy and led the Central Bank to raise the Selic, the overnight lending rate, by 175 basis points in April, May and June 2001 to 18.25%. We believe the key issue for Brazil remains the sustainability of its public-sector debt in an environment where Argentina's problems keep the exchange rate and local interest rates under pressure. The recent IMF announcement granting an extension of a $15 billion line of credit was welcomed by the market. On a spread-duration basis, we maintained our slight underweight to Brazil vs. the EMBI+.

Argentine fixed-income securities returned negative 23.97% and were the EMBI+'s worst performers for the Trust's annual period. The country continues to struggle with a weak economy. We believe Argentina must restore economic growth to effectively manage its debt-service obligations. The Argentine government supplemented its IMF funding package with a large debt exchange to reassure markets. After a series of false starts in March, the government has installed an economic team led by Domingo Cavallo, a Harvard-trained economist who has an international reputation for helping Argentina address hyperinflation in the early 1990s. The market reacted positively to the appointment but the rating agencies downgraded Argentina's debt three times over the period, from B1/BB- to Caa1/B-. In July, the government enacted a zero-deficit law, limiting public outlays over each quarter to prospective receipts. Argentine spreads remain close to all-time highs. We continue to remain underweight Argentine debt vs. the EMBI+ while monitoring developments closely.

The market closed the annual period with sovereign spreads at 845 basis points. Emerging-markets debt has come under pressure as a result of Argentina's three-year recession, the developed world's economic slowdown, and poor equity markets worldwide.

MORTGAGE-BACKED SECURITIES

The Fed's aggressive rate cutting has steepened the U.S. yield curve(5) and helped mortgage-backed securities post solid returns. For the 12 months ended July 31, 2001, mortgage-backed securities, as measured by the Salomon Smith Barney Mortgage Index, returned 12.49%.

Presently, the Trust holds 47.6% of its assets in mortgage-backed securities. These mortgage-backed securities are issued by Government National Mortgage Association ("GNMA", or "Ginnie Mae"), Fannie Mae or Freddie Mac. Maintaining such a large percentage of the Trust's assets in these mortgage-backed securities allows the manager to hedge some overall portfolio risk.

---------------

 5 A yield curve is a graphical depiction of the relationship between yields on bonds of the same credit quality but different maturities.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Within the mortgage sector, the majority of the Trust's assets are dedicated to lower coupon mortgages. This allows the managers to be less concerned about prepayments and enables them to better participate in rallies such as those that have taken place over the past year.

Thank you again for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. MCLENDON
HEATH B. MCLENDON
Chairman and President

/s/ PETER J. WILBY
PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN
ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN
THOMAS K. FLANAGAN
Executive Vice President

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Trust or the percentage of the Trust's assets held in various sectors will remain the same. Please refer to pages 5 through 8 for a list and percentage breakdown of the Trust's holdings. Also, please note any discussion of the Trust's holdings is as of July 31, 2001 and is subject to change.

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SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

July 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 44.9%
ARGENTINA -- 3.6%
$ 34,600,000         Republic of Argentina, Discount Bond, Series L-GL, 4.8125%
                         due 3/31/23 (a)(b)......................................  $ 21,452,000
                                                                                   ------------
BRAZIL -- 9.7%
                     Federal Republic of Brazil:
     646,490         C Bond, 8.000% due 4/15/14 (b)..............................       458,604
  42,450,000         Discount Bond, Series Z-L, 5.4375% due 4/15/24 (a)(b).......    30,112,969
  22,012,000         Global Bond, 11.000% due 8/17/40 (b)........................    15,419,406
  17,450,000         Par Bond, Series Z-L, 6.000% due 4/15/24 (b)................    11,517,000
                                                                                   ------------
                                                                                     57,507,979
                                                                                   ------------
BULGARIA -- 5.1%
  39,050,000         Republic of Bulgaria, Discount Bond, Tranche A, 4.5625% due
                         7/28/24 (a)(b)..........................................    30,581,031
                                                                                   ------------
COLOMBIA -- 1.0%
   6,000,000         Republic of Colombia, Global Bond, 11.750% due 2/25/20
                         (b).....................................................     5,715,000
                                                                                   ------------
ECUADOR -- 1.1%
                     Republic of Ecuador:
     418,000         12.000% due 11/15/12 (b)....................................       277,970
  15,422,000         4.000% due 8/15/30 (a)(b)...................................     6,215,066
                                                                                   ------------
                                                                                      6,493,036
                                                                                   ------------
IVORY COAST -- 0.7%
                     Republic of Ivory Coast:
  14,000,000         FLIRB, 2.000% due 3/29/18 (a)(c)............................     2,310,000
  12,825,000         PDI Bond, 2.000% due 3/29/18 (a)(c).........................     2,116,125
                                                                                   ------------
                                                                                      4,426,125
                                                                                   ------------
MEXICO -- 8.1%
                     United Mexican States:
  12,750,000         Discount Bond, Series A, 5.495% due 12/31/19 (a)(b).........    12,574,687
     200,000         Discount Bond, Series D, 4.7875% due 12/31/19 (a)(b)........       197,250
   1,900,000         Par Bond, Series A, 6.250% due 12/31/19 (b).................     1,745,625
  36,600,000         Par Bond, Series B, 6.250% due 12/31/19 (b).................    33,626,250
                                                                                   ------------
                                                                                     48,143,812
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 5
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SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
PERU -- 1.7%
$ 23,000,000         Republic of Peru, Par Bond, 3.000% due 3/7/27 (a)(b)........  $  9,890,000
                                                                                   ------------
PHILIPPINES -- 2.0%
  14,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                         (b).....................................................    12,216,250
                                                                                   ------------
RUSSIA -- 4.4%
                     Russia, Ministry of Finance, Global Bond:
  22,000,000         8.250% due 3/31/10 (b)......................................    16,403,750
   4,310,000         12.750% due 6/24/28 (b).....................................     4,152,901
  13,000,000         5.000% due 3/31/30 (a)......................................     5,801,900
                                                                                   ------------
                                                                                     26,358,551
                                                                                   ------------
VENEZUELA -- 7.5%
                     Republic of Venezuela:
  45,400,000         Discount Bond, Series W-A, 5.125% due 3/31/20 (a)(b)
                         (including 324,156 warrants)............................    34,958,000
   2,100,000         Discount Bond, Series W-B, 4.875% due 3/31/20 (a)(b)
                         (including 14,994 warrants).............................     1,617,000
  10,300,000         Par Bond, Series W-A, 6.750% due 3/31/20 (b) (including
                         51,500 warrants)........................................     7,828,000
                                                                                   ------------
                                                                                     44,403,000
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $259,600,118)................   267,186,784
                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 47.6%
                     Federal Home Loan Mortgage Corporation (FHLMC):
  24,000,000         6.000%, 30 Year (d)(e)......................................    23,482,320
   5,000,000         7.000%, 30 Year (d)(e)......................................     5,093,750
     770,945         Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O) (b).....        25,405
   2,686,346         Series 2062, Class PL, 6.500% due 10/15/16 (PAC I/O) (b)....       218,402
  11,426,428         Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O) (b).....       636,339
   7,476,676         Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O) (b).....       450,755
  15,485,000         Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O) (b)....     1,108,644

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
                     Federal National Mortgage Association (FNMA):
$ 98,000,000         6.000%, 30 Year (d)(e)......................................  $ 95,795,000
 128,000,000         7.000%, 30 Year (d)(e)......................................   130,240,000
  22,000,000         8.000%, 30 Year (d)(e)......................................    22,859,320
     905,261         Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                         I/O) (b)................................................        27,081
   4,489,061         Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                         I/O) (b)................................................       425,804
   4,845,341         Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                         I/O) (b)................................................       322,210
   7,142,365         Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                         I/O) (b)................................................       690,654
  12,950,516         Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                         I/O) (b)................................................     1,370,245
   1,139,898         Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                         I/O) (b)................................................        86,985
                                                                                   ------------

                     TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $277,301,787).....   282,832,914
                                                                                   ------------
ZERO COUPON MUNICIPAL BONDS -- 4.6%
  11,200,000         Austin, Texas Utility System Revenue, Series A,
                         MBIA-Insured, due 11/15/08 (b)..........................     8,213,744
                     Edinburg Texas Cons. Independent School District (b):
   1,845,000         Due 2/15/08.................................................     1,396,942
   2,705,000         Due 2/15/09.................................................     1,944,056
   5,470,000         Harris County, Texas, due 8/15/08 (b).......................     4,054,473
  10,535,000         Texas State Public Finance Authority Building Revenue, due
                         2/1/08 (b)..............................................     7,989,744
                     Westmoreland County, Pennsylvania (b):
   2,665,000         Series G, due 6/1/08........................................     1,996,698
   2,515,000         Series G, due 12/1/08.......................................     1,844,929
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $25,327,383).....    27,440,586
                                                                                   ------------


      RIGHTS
------------
RIGHTS -- 0.1%
  51,422,000         Mexican Rights (b)(f) (Cost -- $0)..........................       591,353
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.8%
$  8,223,000         J.P. Morgan Securities Inc., 3.800% due 8/1/01; Proceeds at
                         maturity -- $8,223,868;
                         (Fully collateralized by U.S. Treasury Bonds, 8.000% due
                         11/15/21;
                         Market value -- $8,388,100) (b).........................  $  8,223,000
   8,223,000         UBS Warburg LLC, 3.850% due 8/1/01; Proceeds at
                         maturity -- $8,223,878; (Fully collateralized by U.S.
                         Treasury Bonds, 5.250% to 7.250% due 11/30/02 to
                         8/15/22; Market value -- $8,387,516) (b)................     8,223,000
                                                                                   ------------

                     TOTAL REPURCHASE AGREEMENTS (Cost -- $16,446,000)...........    16,446,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100% (Cost -- $578,675,288)............  $594,497,637
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable or step coupon rates.
(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding at year end.
(c)  Security is currently in default.
(d)  Mortgage dollar roll (See Note 4).
(e)  Security is issued on a to-be-announced ("TBA") basis (See Note 5).
(f)  Non-income producing security.

     Abbreviations used in this schedule:
     C Bond  -- Capitalization Bond.
     FLIRB   -- Front Loaded Interest Reduction Bond.
     MBIA    -- Municipal Bond Investors Assurance Corporation.
     PAC I/O -- Planned Amortization Class -- Interest Only.
     PDI     -- Past Due Interest.
     REMIC   -- Real Estate Mortgage Investment Conduit.
     TBA     -- To Be Announced Security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 31, 2001

ASSETS:
  Investments, at value (Cost -- $578,675,288)..............  $594,497,637
  Cash......................................................     4,045,433
  Receivable for securities sold............................    69,134,522
  Interest receivable.......................................     7,334,149
  Prepaid expenses..........................................        12,630
                                                              ------------
  TOTAL ASSETS..............................................   675,024,371
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   344,751,044
  Investment advisory fee payable...........................       167,426
  Administration fee payable................................        40,188
  Accrued expenses..........................................       433,675
                                                              ------------
  TOTAL LIABILITIES.........................................   345,392,333
                                                              ------------
  TOTAL NET ASSETS..........................................  $329,632,038
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Additional paid-in capital................................   323,533,363
  Undistributed net investment income.......................    10,914,918
  Accumulated net realized loss from security
    transactions............................................   (20,673,103)
  Net unrealized appreciation of investments................    15,822,349
                                                              ------------
  TOTAL NET ASSETS..........................................  $329,632,038
                                                              ============
NET ASSET VALUE, PER SHARE ($329,632,038 / 34,510,639
  shares)...................................................         $9.55
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 31, 2001

INCOME:
  Interest..................................................  $ 39,755,318
                                                              ------------
EXPENSES:
  Investment advisory fee (Note 2)..........................     2,021,110
  Administration fee (Note 2)...............................       483,565
  Shareholder communications................................        89,705
  Custody...................................................        64,459
  Shareholder and system servicing fees.....................        52,825
  Audit and tax services....................................        48,902
  Listing fees..............................................        32,339
  Directors' fees...........................................        29,586
  Legal fees................................................         8,919
  Other.....................................................        11,661
                                                              ------------
  TOTAL EXPENSES............................................     2,843,071
                                                              ------------
NET INVESTMENT INCOME.......................................    36,912,247
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions..............     6,887,408
                                                              ------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year.......................................    32,315,704
    End of year.............................................    15,822,349
                                                              ------------
  DECREASE IN NET UNREALIZED APPRECIATION...................   (16,493,355)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (9,605,947)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 27,306,300
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended July 31,

                                                                   2001           2000
------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $ 36,912,247   $ 32,907,590
    Net realized gain (loss)................................      6,887,408    (11,019,262)
    Increase (decrease) in net unrealized appreciation......    (16,493,355)    42,453,756
                                                               ------------   ------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................     27,306,300     64,342,084
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (34,020,592)   (32,339,921)
                                                               ------------   ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (34,020,592)   (32,339,921)
                                                               ------------   ------------
    INCREASE (DECREASE) IN NET ASSETS.......................     (6,714,292)    32,002,163
NET ASSETS:
    Beginning of Year.......................................    336,346,330    304,344,167
                                                               ------------   ------------
    END OF YEAR*............................................   $329,632,038   $336,346,330
                                                               ============   ============
*Includes undistributed net investment income of:...........    $10,914,918     $8,023,263
                                                               ============   ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio securities.............  $(63,173,003)
    Proceeds from disposition of long-term portfolio
     securities and principal paydowns......................    75,629,982
    Net purchases of short-term portfolio securities........   (16,024,000)
                                                              ------------
                                                                (3,567,021)
  Net investment income.....................................    36,912,247
  Adjustment to reconcile net investment income to net cash
    provided by operating activities:
    Amortization of net premium/discount on investments.....    (5,280,401)
    Capitalized income on payment-in-kind securities........       (16,608)
    Net change in receivables/payables related to
     operations.............................................       796,875
                                                              ------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........    28,845,092
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Increase in dollar roll transactions (Note 4).............     9,220,434
  Cash dividends paid.......................................   (34,020,592)
                                                              ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............   (24,800,158)
                                                              ------------
NET INCREASE IN CASH........................................     4,044,934
Cash, Beginning of Year.....................................           499
                                                              ------------
CASH, END OF YEAR...........................................  $  4,045,433
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 2001, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investment Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under an amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At July 31, 2001, the Adviser owned 13,485 shares of the Trust.

Certain officers and/or Trustees of the Trust are also officers and/or Trustees of the Adviser.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................   $86,779,797
                                                               ===========
Sales.......................................................   $97,867,841
                                                               ===========

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 27,088,938
Gross unrealized depreciation...............................   (11,266,589)
                                                              ------------
Net unrealized appreciation.................................  $ 15,822,349
                                                              ============

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At July 31, 2001, the Trust had outstanding net contracts to repurchase mortgage-backed securities of $275,467,375 for a scheduled settlement of August 13, 2001. The average monthly balance of dollar rolls outstanding during the year ended July 31, 2001 was $285,829,809. Counterparties with dollar rolls outstanding in excess of 10% of net assets at July 31, 2001 included J.P. Morgan Chase & Co. ($135,564,688) and Bear Stearns Cos. ($103,933,438).

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2001, the Trust held TBA securities with a total cost of $271,640,435.

NOTE 6. CAPITAL LOSS CARRYFORWARD

At July 31, 2001, the Trust had, for Federal income tax purposes, approximately $15,368,000 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTE 7. EVENTS SUBSEQUENT TO JULY 31, 2001

Subsequent to July 31, 2001, the Board of Directors of the Trust declared dividends of $0.073 per common share payable August 31, 2001 and September 28, 2001 to shareholders of record on August 14, 2001 and September 18, 2001, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended July 31, unless otherwise noted:

                                                                2001     2000    1999(1)    1998      1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $ 9.75   $ 8.82   $10.51    $ 11.16   $ 8.76
                                                               ------   ------   -------   -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................     1.07     0.95     0.96       0.91     1.00
  Net realized and unrealized gain (loss)...................    (0.28)    0.92    (1.77)     (0.61)    2.31
                                                               ------   ------   -------   -------   ------
Total Income (Loss) From Operations.........................     0.79     1.87    (0.81)      0.30     3.31
                                                               ------   ------   -------   -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.99)   (0.94)   (0.88)     (0.95)   (0.91)
                                                               ------   ------   -------   -------   ------
NET ASSET VALUE, END OF YEAR................................   $ 9.55   $ 9.75   $ 8.82    $ 10.51   $11.16
                                                               ======   ======   =======   =======   ======
MARKET PRICE PER SHARE, END OF YEAR.........................   $ 9.80   $ 9.00   $9.4375   $9.6875   $9.875
                                                               ======   ======   =======   =======   ======
TOTAL RETURN(2).............................................    20.64%    6.40%    7.08%      7.95%   26.20%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................     0.84%    0.86%    0.87%      0.90%    0.93%
  Net investment income.....................................    10.96%   10.15%   10.34%      8.38%   10.11%
SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................     $330     $336      $304      $363     $385
  Average net assets (millions).............................     $337     $322      $321      $374     $340
  Portfolio turnover rate...................................       15%       6%      37%        34%      30%
  Asset coverage to dollar rolls outstanding,
    end of year.............................................      220%*    261%*    262%*      273%*    316%
  Total mortgage dollar rolls outstanding,
    end of year (millions)..................................     $275     $208      $188      $209     $178

--------------------------------------------------------------------------------

(1)  For the year ended July 30, 1999.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 * Securities have been segregated to cover all outstanding mortgage dollar rolls.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

September 26, 2001

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

                                                                                            NET INCREASE
                                                                NET REALIZED AND            (DECREASE) IN
                                        NET INVESTMENT             UNREALIZED                NET ASSETS
                                            INCOME                 GAIN (LOSS)             FROM OPERATIONS
                                     ---------------------   -----------------------   -----------------------
                          TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME        AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
--------------------------------------------------------------------------------------------------------------
July 31, 1999
 to October 29, 1999   $ 9,186,826   $8,530,115    $0.24     $ 16,418,596    $ 0.48    $ 24,948,711    $ 0.72
October 30, 1999
 to January 31, 2000     8,573,396    7,856,918     0.23         (113,584)    (0.00)*     7,743,334      0.23
February 1, 2000
 to April 28, 2000       8,801,140    8,116,363     0.24       10,044,834      0.29      18,161,197      0.53
April 29, 2000
 to July 31, 2000        9,127,837    8,404,194     0.24        5,084,648      0.15      13,488,842      0.39
August 1, 2000
 to October 31, 2000    11,197,122   10,462,087     0.30       (6,085,296)    (0.17)      4,376,791      0.13
November 1, 2000
 to January 31, 2001     9,614,938    8,920,441     0.26       16,295,483      0.47      25,215,924      0.73
February 1, 2001
 to April 30, 2001       9,518,820    8,821,437     0.26      (20,845,464)    (0.61)    (12,024,027)    (0.35)
May 1, 2001
 to July 31, 2001        9,424,438    8,708,282     0.25        1,029,330      0.03       9,737,612      0.28


                           DIVIDENDS AND
                           DISTRIBUTIONS            SHARE PRICE
                       ----------------------   -------------------
                                       PER
  QUARTERLY PERIOD       AMOUNT       SHARE     HIGH        LOW
---------------------  --------------------------------------------
July 31, 1999
 to October 29, 1999   $ 7,557,830    $0.219     9 9/16    8 9/16
October 30, 1999
 to January 31, 2000     9,666,430     0.280     8 7/8     7 3/4
February 1, 2000
 to April 28, 2000       7,557,830     0.219     8 3/8     7 13/16
April 29, 2000
 to July 31, 2000        7,557,831     0.219     9         8
August 1, 2000
 to October 31, 2000     7,557,830     0.219     9 9/16    8 5/8
November 1, 2000
 to January 31, 2001    11,347,098     0.329     9 13/16   8 7/8
February 1, 2001
 to April 30, 2001       7,557,830     0.219     9 7/8     9 5/16
May 1, 2001
 to July 31, 2001        7,557,834     0.219     10        9 7/16

--------------------------------------------------------------------------------

*    Amount represents less than $0.01 per share.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

On November 7, 2000, the Annual Meeting of the Trust's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Daniel P. Cronin to serve until the year 2003; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending July 31, 2001.

The results of the vote on Proposal 1 were as follows:

                      SHARES VOTED   % OF SHARES   SHARES VOTED    % OF SHARES
 NAME OF DIRECTORS        FOR         VOTED FOR      AGAINST      VOTED AGAINST
-------------------------------------------------------------------------------
Daniel P. Cronin       31,814,634       99.2%        262,977           0.8%

The results of the vote on Proposal 2 were as follows:

             % OF SHARES                    % OF SHARES      VOTES     % OF SHARES
VOTES FOR     VOTED FOR    VOTES AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
----------------------------------------------------------------------------------
31,742,412      99.0%         121,502          0.4%         213,697       0.6%

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director,
        Salomon Smith Barney Inc.
      President and Director,
        Smith Barney Fund Management LLC
        and Travelers Investment Advisers, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

CHARLES F. BARBER, Emeritus
      Consultant; formerly Chairman,
      ASARCO Incorporated

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

    --------------------------
    SALOMON BROTHERS

    2008 WORLDWIDE DOLLAR

    GOVERNMENT TERM TRUST INC

          125 Broad Street
          10(th) Floor, MF-2
          New York, New York 10004

    INVESTMENT ADVISER AND ADMINISTRATOR
          Salomon Brothers Asset
            Management Inc
          125 Broad Street
          10(th) Floor, MF-2
          New York, New York 10004

    SUB-ADMINISTRATOR
          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN
          PFPC Trust Company
          8800 Tinicum Blvd.
          Philadelphia, PA 19153

    TRANSFER AGENT
          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL
          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
    ------------------------------------------------

   This report is for stockholder information.
    This is not a prospectus intended for use in the purchase or sale of Trust shares.